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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                          MALAN REALTY INVESTORS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                        SUPPLEMENT TO PROXY STATEMENT OF
                          MALAN REALTY INVESTORS, INC.

                                                                   April 6, 2000

Dear Shareholder:

         As you may be aware, Kensington Investment Group, Inc. is apparently proceeding with its threat to start a proxy fight to take control of your Company and elect its own slate of five directors at the Company's upcoming 2000 Annual Meeting of Shareholders. Although the Company disclosed the Kensington threat in a press release issued on March 27, 2000, we wanted to write directly to you to update certain information in our Proxy Statement.

         THIS LETTER SHOULD BE READ IN CONJUNCTION WITH OUR PROXY STATEMENT DATED MARCH 27, 2000, WHICH YOU SHOULD HAVE RECEIVED BY NOW. THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION THAT WAS NOT INCLUDED IN THE PROXY STATEMENT DATED MARCH 27, 2000. PLEASE READ THE PROXY STATEMENT TOGETHER WITH THIS SUPPLEMENT CAREFULLY, SINCE TOGETHER THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING.

         Item 1 -- Election of Directors

         As you are aware, five directors are to be elected at the Annual Meeting. Your Board's nominees are Anthony S. Gramer, Robert D. Kemp, Jr., William McBride III, William F. Pickard, and Richard T. Walsh. The Board's nominees are all presently members of the Company's Board of Directors. An affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

         YOUR ELECTED BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE INDIVIDUALS NAMED ABOVE.

         Kensington's preliminary proxy filings are available on the SEC's web site and contain detailed information regarding its participants, their interests in the company and its proposed slate of five directors: Andrew Miller, Jeffrey Lewis, John P. Kramer, Jill Holup and Paul Gray.

         Other Matters

         The Board of Directors does not know of any matters other than those disclosed in the Proxy Statement, the March 27, 2000 press release and this Supplement to be determined by the shareholders at the Annual Meeting; however, if any other matter is properly brought before the meeting, Messrs. Gramer, Kaline and Broderick, intend to vote in accordance with current board's recommendation, or if there is no recommendation, in their own discretion.

         Costs of Solicitation

         Unfortunately, the proxy fight Kensington is initiating will be costly for your Company. While no precise estimate of this cost can be made at the present time, the Company currently estimates that it will spend about $275,000 over and above the normal costs of an annual meeting for its solicitation of proxies, including expenditures for attorneys, solicitors, and public relations advisors and advertising, printing, transportation and related expenses. To date, the Company has already incurred expenses of approximately $75,000. The Company will bear the cost of this solicitation, and, if Kensington wins, Kensington will demand that the Company pay all of Kensington's expenses as well.

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          The Company's directors, officers and regular employees may solicit proxies by mail, telephone, facsimile, electronically or in person, but they will receive no additional compensation for such work. The Company has also hired MacKenzie Partners, Inc. to assist the Company with its solicitation for a fee of $50,000 and reimbursement for reasonable out-of-pocket expenses. The Company estimates that approximately 30 employees of MacKenzie will be involved in the solicitation of proxies on behalf of the Company.

         The Company will also request brokers and other custodians and nominees to forward the Company's proxy materials to the beneficial owners of the Company's Common Stock. The Company will reimburse brokers and other custodians and nominees for their reasonable expenses in complying with this request.

         Presentation of Shareholder Proposals at the 2001 Annual Meeting

         All shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at least 60 days but not more than 90 days prior to the date of the meeting and must otherwise comply with the provisions set forth in the Company's By-Laws relating to advance notice of shareholder proposals. In addition, to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, the Company must receive an initial notification of any shareholder proposal by the close of business on November 27, 2000.

         Participants in the Solicitation

         The following table sets forth the name and principal business address of each of the directors and officers of the Company and their associates ("Participants") who may solicit proxies from the Company's shareholders and the dates and amounts of each participant's purchases and sales of the Company's securities within the past two years.

                                                                         Amount of Shares
Name and Business Address                    Date of Transaction    Purchased(P) or Sold (S)
-------------------------                    -------------------    ------------------------
             Anthony S. Gramer                      9/27/99                  1830(P)1
             President and CEO                      9/27/99                  1830(P)1
       Malan Realty Investors, Inc.
           30200 Telegraph Road
       Bingham Farms, Michigan 48025

             Michael K. Kaline                      2/8/99                    1000(P)
              Vice President
       Malan Realty Investors, Inc.
           30200 Telegraph Road
       Bingham Farms, Michigan 48025

           Elliott J. Broderick                     7/21/98                    150(P)
         Chief Accounting Officer                   3/22/99                    700(P)
       Malan Realty Investors, Inc.                 6/29/99                    300(P)
           30200 Telegraph Road                     6/29/99                     50(S)2
       Bingham Farms, Michigan 48025


------------------------
1 The shares of Common Stock were acquired indirectly and are beneficially owned by one of Mr. Gramer's sons. Mr. Gramer disclaims any interest in the shares held by his sons.
2 Gift from Elliott Broderick to his mother.


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
                                                                         Amount of Shares
Name and Business Address                    Date of Transaction    Purchased(P) or Sold (S)
-------------------------                    -------------------    -------------------------
            Robert D. Kemp, Jr.                     3/17/98                    226(P)
                 President                          5/13/98                    226(P)
         Wilson, Kemp & Associates                  9/15/98                    240(P)
    400 Renaissance Center, Suite 2155             12/16/98                    265(P)
          Detroit, Michigan 48243                   3/16/99                    283(P)
                                                    5/13/99                    260(P)
                                                    9/14/99                    284(P)
                                                   12/15/99                    294(P)
                                                    3/14/00                    313(P)

            William McBride III                     3/17/98                    113(P)
          1647 Logan Creek Drive                    5/13/98                    113(P)
               P.O. Box 206                         9/15/98                    120(P)
          Glenbrook, Nevada 89413                  12/16/98                    132(P)
                                                    3/16/99                    141(P)
                                                    5/13/99                    130(P)
                                                    9/14/99                    142(P)
                                                    9/15/99                   5000(P)
                                                    9/20/99                   1500(P)
                                                    9/22/99                   1000(P)
                                                   12/15/99                    147(P)
                                                    3/14/00                    156(P)

            William F. Pickard                      3/17/98                    226(P)
                 President                          5/13/98                    226(P)
          Regal Plastics Company                    9/15/98                    240(P)
               P.O. Box 246                        12/16/98                    265(P)
             15700 Common Road                      3/16/99                    283(P)
         Roseville, Michigan 48066                  5/13/99                    260(P)
                                                    9/14/99                    284(P)
                                                   12/15/99                    294(P)
                                                    3/14/00                    313(P)

             Richard T. Walsh                       3/17/98                    113(P)
                 President                          3/20/98                   1500(P)
              RT Enterprises                        3/20/98                   1000(P)
          Bloomfield Town Center                    5/13/98                    113(P)
              3707 West Maple                       9/15/98                    120(P)
     Bloomfield Hills, Michigan 48301              12/16/98                    132(P)
                                                    3/16/99                    141(P)
                                                    5/13/99                    130(P)
                                                    9/14/99                    142(P)
                                                   12/15/99                    147(P)
                                                    3/14/00                    156(P)












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         Additional information regarding each Participant's principal occupation can be found under the "Management" section of the Proxy Statement. During the past ten years, no Participant has been convicted in a criminal proceeding.

         Information about each Participant's holdings of the Company's common stock can be found under the "Security Ownership of Certain Beneficial Owners and Management" section of the Proxy Statement.

         Except as described in the Proxy Statement, none of the participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"), (i) directly or indirectly beneficially owns any securities of the Company or of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a shareholder, employee, officer or director. Furthermore, except as described in the Proxy Statement, no Participant or Participant Affiliate is either a party to any transaction or series of transactions since January 1, 1998, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any Participant or Participant Affiliate had or will have, a direct or indirect material interest.

         Except as described in the Proxy Statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person concerning any (i) future employment by the Company or its affiliates or
(ii) any transactions to which the Company or any of its affiliates will or may be a party. Except as described in the Proxy Statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliates within the past year with any person with respect to any capital stock of the Company.

         We hope that you will be able to attend this year's annual meeting.

         YOUR VOTE IS VERY IMPORTANT. YOUR BOARD URGES YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. WE ALSO URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR OTHER PROXY CARD THAT YOU MAY RECEIVE FROM KENSINGTON.

         If you have not already received the Company's proxy materials dated March 27, 2000 and the Company's 1999 Annual Report, or if you have any questions or need any assistance in voting your shares, please call:

         MACKENZIE PARTNERS, INC.
         156 FIFTH AVENUE
         NEW YORK, NY  10010
         (212) 929-5500 collect or (800) 322-2885 toll free


         Thank you for your continued interest and support.

                                                     Sincerely,



                                                     Anthony S. Gramer
                                                     President and CEO


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